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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                         -----------------------------


                                   FORM 8-K

                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): June 25, 1999



                       GREEN TREE FINANCIAL CORPORATION
                           as Seller and Servicer of
                        Green Tree Home Recreational,
                       Equipment & Consumer Trust 1999-A
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            (Exact name of registrant as specified in its charter)


        Delaware                   01-08916                       41-1807858
----------------------------  ------------------------      -------------------
(State or other Jurisdiction  (Commission File Number)       (I.R.S. Employer
     of incorporation)                                      Identification No.)


1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota 55102-1639
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                   (Address of principal executive offices)


Registrant's telephone number, including area code: (651) 293-3400
                                                    --------------


                                Not Applicable
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         (Former name or former address, if changed since last report)



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ITEM 1.  Changes in Control of Registrant.
-------  --------------------------------

         Not applicable.

ITEM 2.  Acquisition or Disposition of Assets.
-------  ------------------------------------

         Not applicable

ITEM 3.  Bankruptcy or Receivership.
-------  --------------------------

         Not applicable

ITEM 4.  Changes in Registrant's Certifying Accounting.
-------  ---------------------------------------------

         Not applicable

ITEM 5.  Other Events.
-------  ------------

         On June 25, 1999, the Registrant sold approximately $574,500,000 in connection with the Recreational, Equipment & Consumer Trust, Series 1999-A Loan-Backed Notes and Certificates, evidencing beneficial ownership interests in a trust consisting of recreational, equipment and consumer loan contracts conveyed by Green Tree Financial Corporation.

ITEM 6.  Resignations of Registrant's Directors.
-------  --------------------------------------

         Not applicable

ITEM 7.  Financial Statements and Exhibits.
-------  ---------------------------------

         (a) Financial statements of businesses acquired.

             Not applicable

         (b) Pro forma financial information.

             Not applicable


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         (c) Exhibits.

             The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

             Exhibit No.     Description
             -----------     -----------

                 4.1 Sale and Servicing Agreement between Green Tree Recreational, Equipment & Consumer Trust 1999-A, as the Issuer or the Trust, and Green Tree Financial Corporation, as Seller and Servicer, dated as of June 1, 1999, relating to Green Tree Home Recreational, Equipment & Consumer Trust 1999-A Loan-Backed Notes and Certificates.

                 4.2 Administration Agreement between Green Tree Recreational, Equipment & Consumer Trust 1999-A, as Issuer, Green Tree Financial Servicing Corporation, as Administrator, and U.S. Bank Trust National Association, not in its individual capacity but solely as Indenture Trustee, dated as of June 1, 1999, relating to Green Tree Recreational, Equipment & Consumer Trust 1999-A Loan-Backed
                             Notes and Certificates.

                 4.3 Trust Agreement between Green Tree Financial Corporation as Depositor, and Wilmington Trust Company, as Owner Trustee, dated as of June 1, 1999, relating to Green Tree Recreational, Equipment & Consumer Trust 1999-A Loan-Backed Notes and Certificates.

                 4.4 Indenture between Green Tree Recreational, Equipment & Consumer Trust 1999-A, as Issuer, and U.S. Bank Trust National Association, as Indenture Trustee, dated as of June 1, 1999, relating to Green Tree Recreational, Equipment & Consumer Trust 1999-A Loan-Backed Notes and Certificates.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             GREEN TREE FINANCIAL
                             CORPORATION




                             By:  /s/ Scott T. Young
                                 ------------------------------------
                                 Scott T. Young
                                 Senior Vice President and Controller


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INDEX TO EXHIBITS


Exhibit
-------
Number
-------

4.1 Sale and Servicing Agreement between Green Tree Recreational, Equipment & Consumer Trust 1999-A, as the Issuer or the Trust, and Green Tree Financial Corporation, as Seller and Servicer, dated as of June 1, 1999, relating to Green Tree Recreational, Equipment & Consumer Trust 1999-A Loan-Backed Notes and Certificates.

4.2 Administration Agreement between Green Tree Recreational, Equipment & Consumer Trust 1999-A, as Issuer, Green Tree Financial Servicing Corporation, as Administrator, and U.S. Bank Trust National Association, not in its individual capacity but solely as Indenture Trustee, dated as of June 1, 1999, relating to Green Tree Recreational, Equipment & Consumer Trust 1999-A Loan-Backed Notes and Certificates.

4.3 Trust Agreement between Green Tree Financial Corporation as Depositor, and Wilmington Trust Company, as Owner Trustee, dated as of June 1, 1999, relating to Green Tree Recreational, Equipment & Consumer Trust 1999-A Loan-Backed Notes and Certificates.

4.4 Indenture between Green Tree Recreational, Equipment & Consumer Trust 1999-A, as Issuer, and U.S. Bank Trust National Association, as Indenture Trustee, dated as of June 1, 1999, relating to Green Tree Recreational, Equipment & Consumer Trust 1999-A Loan-Backed Notes and Certificates.

                                        4